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Exhibit 23

CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, dated January 27, 2000, on the financial statements and supporting schedule and exhibit of GTE South Incorporated included in this Form 10-K, into the Registration Statement previously filed on Form S-3 (File No. 333-92891).






Dallas, Texas                                               ARTHUR ANDERSEN LLP
March 29, 2000